                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 6, 2002

                              The Judge Group, Inc.
                              ---------------------
               (Exact name of registrant as specified in charter)

 Pennsylvania                  0-21963                  23-1726661
----------------             ------------           -------------------
(State or other              (Commission             (I.R.S. Employer
jurisdiction of              File Number)           Identification No.)
incorporation)


Two Bala Plaza, Suite 400, Bala Cynwyd, Pennsylvania         19004
-----------------------------------------------------    ------------
 (Address of principal executive offices)                 (Zip code)

        Registrant's telephone number, including area code: 610-667-7700 not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                           --------------------------


Item 5. Other Events
The Judge Group, Inc. completed an asset purchase pursuant to which it purchased the client list and hired the employees of Beacon Information Technologies, Inc. This event is more fully described in the press release dated September 10, 2002, a copy of which is filed as Exhibit 99.1 to this Report. A copy of the asset purchase agreement related to the transaction is filed as Exhibit 99.2 to this Report.

Item 7.
(c) Exhibits

99.1 Press Release of the Company dated September 10, 2002.
99.2 Asset Purchase Agreement by and between Beacon Information Technologies, Inc. and Judge Technical Services, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE JUDGE GROUP, INC.

                                   By: /s/ Martin E. Judge, Jr.
                                       ------------------------------
                                       Martin E. Judge, Jr.
                                       Chief Executive Officer

Date: September 11, 2002


                                      -2-